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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT May 16, 2000                  Commission file number  0-784
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                               DETREX CORPORATION
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              (Exact name of registrant as specified in its charter)



                     Michigan                              38-0480840
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          (State or other jurisdiction of               (I.R.S. Employer
           incorporation or organization)              Identification No.)



     24901 Northwestern Hwy., Ste. 500, Southfield, MI            48075
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      (Address of principal executive offices)                  (Zip Code)


     Registrant's telephone number, including area code        (248) 358-5800
                                                              ------------------

     Securities registered pursuant to section 12(b) of the Act:


                                                        Name of each exchange on
     Title of each class                                 which registered
     -------------------                                ------------------------
            None                                                   None


     Securities registered pursuant to Section (g) of the Act:


                       Common Capital Stock, $2 Par Value
                       ----------------------------------
                                (Title of Class)

     Indicate by check mark whether the registrant (1) has filed all reports required to be filed by section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months and (2) has been subject to such filing requirements for the past 90 days.

                                                  YES   X      No
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Item 5. OTHER EVENTS

        The registrant issued the following press release on May 16, 2000.

"Detrex Corporation, a diversified manufacturer of a broad range of chemicals and allied products for manufacturing and service industries, announced today that its common stock will be traded on the Nasdaq SmallCap Market as opposed to the Nasdaq National Market effective May 17, 2000."






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               DETREX CORPORATION


                               /s/ Gerald J. Israel
                               --------------------
                               Gerald J. Israel
                               Vice President, Treasurer and
                               Chief Financial Officer

Dated: May 16, 2000